Research collaboration funding	12 Months Ended
Dec. 31, 2012
Research collaboration funding
11.	Research collaboration funding

In June 2012, the Company entered into an agreement with LLS pursuant to which LLS has agreed to provide up to $5.0 million in funding from the LLS Therapy Acceleration Program (“TAP program”) for the Phase 3 clinical study of the Company’s lead compound CPX-351. Upon execution of the agreement, the Company received an upfront payment of $2.0 million and may receive further payments of $3.0 million upon the achievement of clinical milestones. The Company recorded the $2.0 million upfront payment as deferred revenue which will be recognized on a straight-line basis over the estimated 39 month performance period of the funding agreement. During 2012, the Company met two separate milestones under the agreement which resulted in the recognition of $1.0 million which was recorded as research and collaboration funding of which $500,000 was a receivable as of December 31, 2012. The agreement remains in effect until the completion of the milestones unless earlier terminated in accordance with the provisions in the agreement. The Company may terminate the agreement at any time during its term upon at least 30 days’ prior written notice to LLS or upon written notice to LLS upon the termination of the CPX-351 program. LLS may terminate this agreement upon 90 days prior written notice to the Company. Funding under the agreement is exclusively for use in support of the clinical development activities of the research program. Provided the Company believes the product is safe and effective, the Company has agreed that, for a period of five years following the expiration or termination of the agreement, the Company will take such steps as are commercially reasonable to further the clinical development of the product and to bring the product to practical application for Acute Myeloid Leukemia.